[SHIP LOGO VANGUARD/(R)/]


VANGUARD(R) FUNDS

SUPPLEMENT TO THE PROSPECTUS


Effective July 6, 2006, Vanguard Index Participation Equity Receipts, also known as VIPER(R) Shares and VIPERs(R), are now known as ETF Shares.

In the MORE ON THE FUND section under "Frequent Trading or Market-Timing," change the references from VIPER Shares to ETF Shares.

In the SHARE PRICE section, change the reference from VIPERs to ETF Shares.

In the INVESTING WITH VANGUARD section, in the frequent-trading text, change the reference from VIPER Shares to ETF Shares.








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Vanguard Marketing Corporation, Distributor                  PSCETF  072006